EXHIBIT 99.1

James Debney, President & CEO Jeffrey Buchanan, EVP & CFO March, 2012
Safe Harbor Certain statements contained in this presentation may be deemed to be forward- looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the Company's vision and mission, the Company's new products and product development, the outcome of the divestiture of the Company's Security Solutions business, anticipated sales, gross profit margin, and operating expenses for the Company, the opportunity for growth of the Company, the demand for the Company's products and services, the Company's focus and objectives, and the Company's financial and operational goals for the current fiscal year and future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the success of the planned divestiture of the Company's Security Solutions business, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Business Highlights

- U.S. Market Leader for Firearms: Handguns, Modern Sporting Rifles (MSR)
- 159 years of rich history
- Iconic brand with 93% aided awareness
    - Smith & Wesson® Brand = Revolver
- Innovative product portfolio serving broad user groups
    - Revolver, Polymer Pistol, Metal Pistol, Pocket Pistol, Bolt Action, Black Powder, Modern Sporting Rifle
- Diverse sales sources:
    - Consumer: Sporting Goods
    - Professional: International, Law Enforcement, Government, Military
- Healthy balance sheet
- Solid, experienced management team
- Strong strategic direction





Smith&Wesson® 3
Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4

Focus, Simplify, Execute

Strategy - Focus on Firearms

- Sale of Security Solutions – Perimeter Security Business (formerly USR)
- U.S. Consumer - leverage professional markets
- Family of brands:
  - Smith & Wesson®
  - Walther®
  - Thompson/Center Arms™
  - M&P™
- M&P™ - Brand and product platform: Pistols and modern sporting rifles
- Operations: Consolidate and expand capacity – some production lines have reached record levels
- Deliver new products that meet needs of user groups





Smith&Wesson®

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Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer ProductsJeffrey Buchanan, EVP & CFO25+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member 6

Experienced Management Team

Mario Pasantes	Mark Smith	Robert Cicero	Mike Brown
Sr. VP Marketing and Global Professional Sales	VP Manufacturing and Supply Chain Management	VP, General Counsel and Chief Compliance Officer	VP Sporting Goods Sales
Alcoa, Inc. Coca-Cola Pillsbury	Alvarez & Marsal Ecolab	Chemtura Corp. Shearman & Sterling Morgan Lewis & Bockius	Camfour, Inc. KPMG
International Market Development Strong Global Brands Strategy Customer Development	Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma	Public Co Leadership Corp Governance Cross-border M&A Global Compliance Finance & Pensions Labor & Employment	Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development



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Q3 FY12 Highlights (Jan 31, 2012)

- Double digit sales growth, a leader in expanding key firearm categories
  - Total net sales +23.8% YOY
  - M&P polymer pistol unit sales +23.4% YOY
  - M&P modern sporting rifle unit sales +161.9% YOY
  - Overall unit growth +20.4% vs. market growth +20.0% (Adjusted NICS)
- Exceeded high end of sales guidance & raised FY12 full year revenue guidance
- Improved gross margins and delivered positive net income vs. year-ago
- Launched Dimension – innovative interchangeable bolt-action platform
- Launched two new modern sporting rifle models
- Began manufacturing new handgun for launch at NRA show in April
- Sold foundry business in New Hampshire; marketed real estate
- Continued to work on divesting Security Solutions business (Discontinued Ops)
- Completed Thompson/Center Arms consolidation (on time – on budget)
- Paid down $30 million of debt without accessing line of credit



Smith&Wesson

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SWHC: Financial Highlights (From Continuing Operations) Fiscal Year April 30 Sales (in Millions) Q3FY12 Actual:Sales $98.1M (+23.8%)Backlog $198.5MGross Profit Margin 30.6%Op. Expense 20.1%Working capital $92.4MCash $25.7MQ4FY12 Guidance:Sales $113.0M - $118.0MGross Profit Margin 32.0% - 33.0%Op. Expense Approx. $22.0M (19.0%)Full Fiscal 2012 Guidance:Sales $395.0M - $400.0M (15.0%+)Gross Margins Approaching 30%Op. Expense Approx. 21.0% *FY2012 EstimateNote: All financial information and guidance reflects information that we provided on March 8, 2012. We are not updatingthis information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9 $296 $335 $358 $342 $395 - 400 2008 2009 2010 2011 2012(E)*
*National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases, in order to provide a more accurate picture of market conditions. Adjusted NICS Checks* NICS: Strength in Consumer Firearms Market 10 (CHART)
Strong Industry Sales Indications Through Q3 CY11 Wholesale projected sales based on excise tax collections. YTD Q3 2011 excise tax collections exceeded prior YTD Q3 2010. Category growth of over 30% in the past 5 years. Source: Federal Excise Tax collections, Wholesale Value*Long guns include all rifles, shotguns and muzzle loaders 11 (CHART) (CHART) (CHART) (in Millions) 9-MO YTD 9-MO YTD - - - - - - - - - - - - - - - - - - (Q4 Data Due Out May, 2012)
Industry: Pistols Driving Handgun Growth U.S. handgun growth has been driven by pistols, which now represent 80% of units sold. Source: BATF annual firearms mfg and export report. USITC import data. 12 (2011 Data Due Out May, 2012)

Industry: Pistols vs. Revolvers

Pistols & revolvers have different attributes, but pistols win on self-defense and have attracted younger consumers into the handgun market.

Pistol advantages versus revolvers:

- Capacity
- Rate of fire
- High tech/cutting edge
- Modern shape
- Trigger pull
- Safety features

Revolver advantages versus pistols:

- Slightly better for beginners
- Easy maintenance
- Reliability

Source: 12/10 Strategic Platform and Extendibility Study





Smith&Wesson

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SWHC Firearms Growth Drivers

- **Consumer Market – U.S.**
  - Focus on Concealed Carry, Personal Protection, Recreation
  - Expand Market Share: Polymer Pistol Unit Growth (M&P™, BODYGUARD®, The Sigma Series®)
  - Robust New Product Pipeline is Required
  - Leverage Positive Halo Effect from Professional Markets
- **Professional Market**
  - Law Enforcement – ongoing sidearm and rifle replacements, upgrades
  - Federal Government – agencies can purchase M&P Pistol on ATF Contract
  - Military – M9 pistol replacement & M4 bolt carrier assembly opportunities
  - International – large orders, e.g. Belgium



Smith&Wesson 14
Major Focus: M&P(tm) Pistol Growth Current Situation:Pistol category is 80% of handgunsCompact and full-size polymer pistols are increasing in popularityM&P(tm) products well received by retail and consumerOur Focus:Grow M&P(tm) Pistol market share:Increased consumer advertisingIncreasing capacity to satisfy growing ordersMake it easier for dealers to support the M&P(tm) platform:Strong merchandising and store programsArmorer's Training and On-The-Hip Program 15
M&P - Proven Performance M&P - Proven Performance Strong & Marketable Differences 16

Demonstrated Track Record of New Products



Thompson/Center Venture
S&W M&P15 Sport
S&W M&P 15
S&W M&P15-22
S&W M&P15 Whisper
2006
2007
2008
2009
2010
2011
2012
S&W M&P Pistols
Walther PPS
Walther PK380
S&W BG 38
S&W BG380
S&W Governor
Walther PPQ
S&W M&P 22
T/C Dimension



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New Models for the M&P™ Platform

- New and exciting entries for polymer pistol category
  - Concealed Carry and Personal Protection
  - Consumer and Professional
- Additional calibers and models for the M&P Modern Sporting Rifle platform:
  - Tactical
  - Hunting
- Will only announce new product introductions when ready – capable and right timing
  - Exciting new handgun ready for launch at NRA in April



Smith&Wesson

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Our Strategic Direction: Focus on Firearms

- ✓ Grow sales and increase profitability
- ✓ Expand manufacturing capacity intelligently
  - Focus on M&P pistol platform
- ✓ Optimize expenses on a company-wide basis
  - Focus on improving gross margins
- ✓ Maintain robust new product pipeline
  - Launch new products strategically
- ✓ Leverage existing product portfolio

Objective: Deliver Enhanced Stockholder Value



Smith&Wesson®

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Financial Model: Goals Sales: 100%CGS: 70%Margin: 30%Opex: 21% Operating Margin: 8% 20 Sales: 100%CGS: 67%Margin: 33%Opex: 18% Operating Margin: 15% Sales: 100%CGS: 65%Margin: 35%Opex: 17% Operating Margin: 18% Guidance for Current FYIn One to Two YearsIn Three to Five Years Note: Current FY reflects information that we provided on March 8, 2012. We are not updatingthis information to the present date nor does its inclusion constitute a reiteration or modification of this information.
Question & Answers For Investor Information contact Liz Sharp at lsharp@smith-wesson.com , (480) 949-9700